Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

Lease Commitments

The Company leases certain office and laboratory space under a noncancelable operating lease. During 2010, the Company renewed and amended the lease agreement to include additional space. This lease contains a renewal option and has an increasing payment schedule. Rent is expensed on a straight-line basis, and an accrued rent liability of approximately $162,000 and $183,000 is recorded in other accrued liabilities on the accompanying consolidated balance sheets at December 31, 2015 and 2014, respectively. The lease contains a construction allowance from the landlord that must be repaid upon early termination of the lease. At December 31, 2015, the leasehold incentive liability associated with this allowance was approximately $246,000, which is being amortized on a straight-line basis as a reduction of rent expense over the remaining lease term.

The Company has future minimum rental commitments under noncancelable operating leases in effect at December 31, 2015, with initial terms of one year or more, of the following (in thousands):

2016	579
2017	596
2018	509

$1,684

For the years ended December 31, 2015 and 2014, the Company recorded total rent expense of approximately $523,000 and $694,000, respectively.

The Company has a capital lease for equipment with an outstanding balance of $90,000 as of December 31, 2015.

In June 2013, the Company exercised the early termination option of its operating lease for a portion of its office space effective December 31, 2014, and subleased this portion through December 31, 2014.

Indemnifications

ASC 460, Guarantees, requires that, upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligations it assumes under that guarantee.

As permitted under Delaware law and in accordance with the Company’s bylaws, officers and directors are indemnified for certain events or occurrences, subject to certain limits, while the officer or director is or was serving in such capacity. The maximum amount of potential future indemnification is unlimited; however, the Company has obtained director and officer insurance that limits its exposure and may enable recoverability of a portion of any future amounts paid. The Company believes the fair value for these indemnification obligations is minimal. Accordingly, the Company has not recognized any liabilities relating to these obligations as of December 31, 2015.

The Company has certain agreements with licensors, licensees, and collaborators that contain indemnification provisions. In such provisions, the Company typically agrees to indemnify the licensor, licensee, and collaborator against certain types of third-party claims. The Company accrues for known indemnification issues when a loss is probable and can be reasonably estimated. There were no accruals for expenses related to indemnification issues for any period presented.